                                                                 Exhibit 99.A9.A

                                Exhibit 24(b)(5)

Application for Flexible Payment Variable Accumulation Deferred Annuity Contract

                                [TORCH GRAPHIC]

                           FREEDOM VARIABLE ANNUITIES
                                   VARIABLE ANNUITY APPLICATION



                                                     A History Of Performance(R)
                                                                      [WRL LOGO]

APP00500

Variable Annuity Application          [WRL LOGO]
--------------------------------      Western Reserve Life Assurance Co. of Ohio
ANNUITY PAYMENTS AND TERMINATION      P.O. Box 9051
VALUES PROVIDED BY THIS CONTRACT      Clearwater, FL  33758
ARE VARIABLE AND ARE NOT
GUARANTEED AS TO A FIXED DOLLAR
AMOUNT.

ANNUITY SELECTION (REQUIRED)(CHECK ONE)(IF REQUIRED SECTIONS ARE NOT COMPLETED, THIS APPLICATION WILL BE RETURNED.)

[ ] WRL Freedom Access    [ ] WRL Freedom Attainer   [ ] WRL Freedom Enhancer
[ ] WRL Freedom Premier   [ ] Other ______________

1    ANNUITANT (REQUIRED)
--------------------------------------------------------------------------------
     [ ] Male   [ ] Female
     Name    [ | | | | | | | | | | | | | | | | | | [ | | | | | | | | | | | [ ]
             Last                                  First                  Middle
     Address [ | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
             [ | | | | | | | | | | | | | | | | | | | [ | | [ | | | | | | | | |
             City                                    State Zip
             Social Security Number | | | | | | | | | |
                                                 Date of Birth | | | | | | | | |
                                                               (mmddyyyy)
             Daytime Phone |( | | )| | | | | | | |
             E-Mail Address (Optional) | | | | | | | | | | | | | | | | | | | |

2    CONTRACT OWNER (IF OTHER THAN ANNUITANT)(OPTIONAL)
--------------------------------------------------------------------------------
     [ ] Male   [ ] Female
     Name    [ | | | | | | | | | | | | | | | | | | [ | | | | | | | | | | | [ ]
             Last                                  First                  Middle
     Address [ | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
             [ | | | | | | | | | | | | | | | | | | | [ | | [ | | | | | | | | |
             City                                    State Zip
             Social Security Number | | | | | | | | | |
                                                 Date of Birth | | | | | | | | |
                                                               (mmddyyyy)
             Daytime Phone |( | | )| | | | | | | |
             E-Mail Address (Optional) | | | | | | | | | | | | | | | | | | | |

3 JOINT CONTRACT OWNER (NOT AVAILABLE ON ATTAINER)(OPTIONAL)(MUST BE SPOUSE OF OWNER)
--------------------------------------------------------------------------------
     [ ] Male   [ ] Female
     Name    [ | | | | | | | | | | | | | | | | | | [ | | | | | | | | | | | [ ]
             Last                                  First                  Middle
     Address [ | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
             [ | | | | | | | | | | | | | | | | | | | [ | | [ | | | | | | | | |
             City                                    State Zip
             Social Security Number | | | | | | | | | |
                                                 Date of Birth | | | | | | | | |
                                                               (mmddyyyy)
             Daytime Phone |( | | )| | | | | | | |
             E-Mail Address (Optional) | | | | | | | | | | | | | | | | | | | |

4    BENEFICIARY DESIGNATION (REQUIRED)
--------------------------------------------------------------------------------
     PRIMARY BENEFICIARY
     ---------------------------------
     Name    [ | | | | | | | | | | | | | | | | | | [ | | | | | | | | | | | [ ]
             Last                                  First                  Middle
     Percent | | | | %     Relationship to Annuitant | | | | | | | | | | | | | |
     Name    [ | | | | | | | | | | | | | | | | | | [ | | | | | | | | | | | [ ]
             Last                                  First                  Middle
     Percent | | | | %     Relationship to Annuitant | | | | | | | | | | | | | |

     CONTINGENT BENEFICIARY
     ---------------------------------
     Name    [ | | | | | | | | | | | | | | | | | | [ | | | | | | | | | | | [ ]
             Last                                  First                  Middle
                           Relationship to Annuitant | | | | | | | | | | | | | |


APP00500                               1

5   EXISTING COVERAGE (Required)
--------------------------------------------------------------------------------
     [ ] Yes   [ ] No         Does the Applicant have existing life insurance
                              policies or annuity contracts?

6   REPLACEMENT (Required)
--------------------------------------------------------------------------------
     [ ] Yes   [ ] No         Will this annuity replace or change any existing
                              Annuity or Life Insurance?

     If yes, provide name of company and policy number ___________ ___________
                                                       Company     Policy #

7   TYPE OF PLAN (Required)
--------------------------------------------------------------------------------
     [ ] Non-Qualified              [ ] SEP IRA             [ ] SIMPLE IRA
     [ ] Roth IRA                   [ ] Traditional IRA     [ ] Inherited IRA
     [ ] 403(b)(complete section 18)
     [ ] Other ________________________________________

     Indicate the source of IRA Contracts below

     [ ] Transfer (If Roth Conversion: tax year_________)
     [ ] Rollover/Direct Rollover       [ ] Spousal Rollover
     [ ] Contributory: tax year_____________________________

8   PREMIUM PAYMENTS AND EMPLOYER BILLING INFORMATION (Required)
--------------------------------------------------------------------------------
     Initial Premium Payment $____.__   Employer Name __________________________

     [ ] Automatic Monthly Investing   WRL Billing Number (if known)____________
         (complete section 14 below)   Salary Deduction [ ] Yes   [ ] No
                                       If yes, initial salary deduction $____.__
9   TRANSFER AND WITHDRAWAL PRIVILEGES (Required)
--------------------------------------------------------------------------------
     Your Variable Annuity Contract will receive transfer and withdrawal privileges described in the prospectus unless instructions to the contrary are indicated below. These privileges allow you to give the registered representative of record on your contract authority to make transfers, withdrawals, and to change the allocation of future payments among the subaccounts and the Fixed Account (restrictions may apply) on your behalf according to your instructions.

     [ ] I DO want transfer and withdrawal privileges as described above
     [ ] I DO NOT want transfer and withdrawal privileges as described above

10  DEATH BENEFIT SELECTED (Required for all products EXCEPT Attainer)
--------------------------------------------------------------------------------
     See prospectus for specific charges relating to Death Benefit options

     PREMIER                     ACCESS                    ENHANCER
     [ ] Option A -              [ ] Option A -            [ ] Option A -
           Standard Death              Standard Death            Standard Death
           Benefit                     Benefit                   Benefit
     [ ] Option B -              [ ] Option B -            [ ] Option B -
           Annual 6% Compounding       Annual Step-Up            Annual 5%
           (TX-5%) and Guaranteed      Death Benefit             Compounding
           Minimum Death         [ ] Option C -                  Death Benefit
           Benefit Extension           Annual 5%
                                       Compounding
                                       Death Benefit

OPTIONAL FEATURES

11  ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
     [ ] Yes, Please send me a statement of additional information.

12  GUARANTEED MINIMUM INCOME BENEFIT RIDER (Rider not available in all states)
--------------------------------------------------------------------------------
     [ ] Yes   [ ] No         See prospectus for charges.

13  ADDITIONAL EARNINGS RIDER (Rider not available in all states)(Available -
     Non-Qualified Contracts ONLY)
--------------------------------------------------------------------------------
     [ ] Yes   [ ] No         See prospectus for charges.

14  AUTOMATIC MONTHLY INVESTING (Attach voided check)
--------------------------------------------------------------------------------
     [ ] I authorize the making of Premium Payments by electronic funds transfer on a monthly basis in the amount of $____.__ beginning on the ____ day each month (except 29th, 30th, or 31st.) I have attached to this form a voided, unsigned check from the bank account to be debited. I may notify Western Reserve Life at the Administrative Office to cancel this authorization at any time. (Note: Credit Unions and savings accounts may not be eligible, please consult your banking institution.)

AP00500                                2

15 DOLLAR COST AVERAGING ("DCA") (SEE PRODUCT PROSPECTUS FOR INFORMATION REGARDING MINIMUM AMOUNTS)
-------------------------------------------------------------------------------
     (NOT AVAILABLE IF ASSET REBALANCING IS ELECTED)

     I hereby request and authorize Western Reserve Life to transfer funds from the selected subaccount(s) or Fixed Account* to the portfolio(s) indicated on form APPSUPPA. The transfers are to be made on the ____ day of the month (except 29th, 30th, or 31st). *No more than 1/10 of the amount in the Fixed Account at the beginning of the Dollar Cost Averaging can be transferred each month.

     NOTE: COMPLETE FORM APPSUPPA TO SELECT PORTFOLIO(S) FOR DOLLAR COST
           AVERAGING.

16 ASSET REBALANCING (SEE PRODUCT PROSPECTUS FOR INFORMATION REGARDING MINIMUM AMOUNTS)
-------------------------------------------------------------------------------

     (NOT AVAILABLE IF DOLLAR COST AVERAGING IS ELECTED)

     I hereby request and authorize Western Reserve Life to automatically transfer amounts from the selected subaccounts listed on form APPSUPPA on the frequency selected to maintain a desired allocation of the Annuity Purchase Value among the various subaccounts offered.

     Frequency: [ ] Monthly [ ] Quarterly [ ] Semi-Annually [ ] Annually

     NOTE: COMPLETE FORM APPSUPPA TO SELECT PORTFOLIO(S) FOR ASSET REBALANCING.

17 AUTOMATIC PARTIAL SURRENDERS (SEE PRODUCT PROSPECTUS FOR INFORMATION REGARDING MINIMUM AMOUNTS)
-------------------------------------------------------------------------------

     (FIXED ACCOUNT NOT AVAILABLE FOR THIS FEATURE) (AGGREGATE PARTIAL SURRENDER CANNOT EXCEED 10% OF THE ANNUITY VALUE ANNUALLY.)

     Subject to the provisions of the prospectus and this authorization, I hereby request and authorize Western Reserve Life to systematically make partial surrenders of $_____.__ beginning (month/year) _____________ on the ____ day (except 29th, 30th, and 31st) of each frequency selected from the subaccounts listed on form APPSUPPA and to make payments to me unless a different payee is designated.

     TYPE OF PARTIAL SURRENDER:

     [ ] Standard Systematic Partial Surrender [ ] Required Minimum Distribution

     [ ] 72T/72Q (Substantially Equal Payments)

     (ADDITIONAL REQUIREMENTS MAY BE NECESSARY TO EFFECT 72T/72Q AND DISCLOSURE FORM AND ILLUSTRATION MUST BE INCLUDED FOR THIS SELECTION.)

     NOTE: COMPLETE FORM APPSUPPA TO SELECT PORTFOLIO(S) FOR AUTOMATIC PARTIAL SURRENDERS.

     ELECTION FOR RECIPIENTS OF PERIODIC PAYMENTS
     (FAILURE TO COMPLETE THIS SECTION MAY RESULT IN A DELAY OF REQUESTED WITHDRAWALS)

     Amounts received as partial surrenders from non-tax qualified annuity contracts prior to the maturity date are first treated as taxable income to the extent of any gain. Additionally, a penalty tax equal to 10% of the amount treated as taxable gain will generally be imposed on partial surrenders made prior to the Owner's age of 59 1/2. This authorization applies only to this Western Reserve Life application/contract being applied for. I understand and agree to the terms and conditions as set forth in the prospectus.

     CHECK ONE ONLY (REQUIRED IF THIS OPTION IS SELECTED)

     Even if you elect not to have Federal income tax withheld, you are liable for payment of Federal income tax on the taxable portion of your annuity payments. You may also be subject to tax penalties under the estimated tax payment rules if your payment of estimated tax and withholding, if any, is inadequate.

     [ ] I do not want to have Federal income tax withheld from my annuity partial surrender payments.

     [ ] I do wish to have Federal income tax withheld from my annuity partial surrender payments: ____% (if no percentage is indicated, Western Reserve Life will withhold at a rate of 10%.)

     ALTERNATE PAYEE DESIGNATION

     If the alternate payee is a Bank Account, please attach a voided check for direct deposit by electronic funds transfer.
     Note: Provide the following information only if the name of the payee differs from the Owner.

     Western Reserve Life is directed to make monthly Automatic Partial Surrender Payments to:



     _______________________________________
     Payee Name or Bank (Attach voided
     check for bank payee)

     Bank Routing Number
     Bank Account Number
     Address

            City                               State   Zip



APP00500
                                       3

18   DISCLOSURE AND SUITABILITY FOR 403(b) PLANS ONLY
_______________________________________________________________________________

PLEASE COMPLETE THE FOLLOWING:

_______________________________________________________________________________
Contract Owner

_______________________________________________________________________________
Employer

_______________________________________________________________________________
Contract Owner

_______________________________________________________________________________
Billing Group Number (if known)

TYPE OF PLAN
Salary Reduction 403(b) Tax Sheltered Annuity?
[ ] Yes  [ ] No

If yes, $_______         Initial Salary Reduction

Premium Payments      [ ] Bi Weekly    [ ] Monthly

Other Period ___________________________________________________________________

Months Payments will not be received ___________________________________________

Transfer 403(b) Tax Sheltered Annuity?  [ ] Yes    [ ] No

If yes, attach replacement forms and 90-24 Transfer forms if applicable.

EXCLUSION ALLOWANCE INFORMATION

_______________________________________________________________________________
Date of Hire                    Current Annual Salary

_______________________________________________________________________________
403(b)/403(b)(7) TSA Contributions to other carriers

Number of dependents ______________

Occupation __________________________________

Occupation last 3 years _________________________________

Are you employed by an NASD member? [ ] Yes    [ ] No
403(b) Transfer Only [ ] Yes    [ ] No

403(b) DISCLOSURE STATEMENT

My Western Reserve representative has fully explained to me the distribution rules as they apply to my 403(b) contract as described in IRC Section 403(b)(11): I understand that effective January 1, 1989, IRC Section 403(b)(11) prohibits the distribution of post 1988 salary reduction elective deferrals and earnings from 403(b) contracts except in the event of one of the following:

1    attainment of age 59 1/2

2    separation of service

3    death of participant

4    total and permanent disability of participant

5 financial hardship (in which event only the elective deferrals may be withdrawn)

6    retirement after age 55

7    transferring funds to another qualified account

I understand that other investment alternatives may be available under my employer's 403(b) program.

The above information is correct to the best of my knowledge and the 403(b) distribution rules have been explained.

19 STATEMENT OF OWNER (IF APPLICABLE, ALSO COMPLETE THE STATE SPECIFIC FRAUD WARNING)(REQUIRED)
_______________________________________________________________________________

I hereby represent my answers on this application are true and complete to the best of my knowledge and belief. I agree that this application shall be part of the annuity contract. I have received a current prospectus for the contract applied for. I understand that I should consult my own tax advisor and/or legal counsel as to the consequences of using this product in conjunction with my own particular tax or financial plan. I UNDERSTAND THAT UNDER THE CONTRACT APPLIED FOR VALUES MAY INCREASE OR DECREASE UPON INVESTMENT EXPERIENCE. I also state that the contract is in accordance with my financial objectives.

The standard annuity option is variable account life with 120 monthly payments guaranteed. Option to change election is permitted by the contract.

The standard maturity date is defined in the product prospectus which I have received.

Under the penalty of perjury, I (the owner) certify that my taxpayer I.D. is correct as it appears on the application and that I am not subject to backup withholding.

_______________________________________________________________________________
Signed in (State)         Date Signed         Signature of Contract Owner

_______________________________________________________________________________
Signature of Joint Owner (Spouse)

20   BROKER/DEALER INFORMATION (FOR REGISTERED REPRESENTATIVES ONLY)(REQUIRED)
_______________________________________________________________________________


I certify that (1) the Applicant signed this completed Application in my presence; (2) I am authorized and qualified to discuss the contract herein applied for. (3) I have reviewed and determined that the annuity applied for is suitable for the owner and that any replacement indicated above is appropriate for the owner and in accordance with WRL's replacement guidelines. I have complied with the following in connection with the replacement sales transaction: (a) I have used only company approved sales advertising. (b) I have given a copy of all sales advertising used during the presentation to the applicant, including printed copies of any electronically presented materials.

_______________________________________________________________________________
Registered Representative Signature                       Date

_______________________________________________________________________________
Print RR Name, WRL RR number, Production %, State License Number (if Applicable)

|( | | )| | | | | | | |
Registered Representative Telephone Number

_______________________________________________________________________________
Name of Broker/Dealer        Dealer Number             Dealer Branch

_______________________________________________________________________________
Print RR Name, WRL RR Number, Production %, State License Number (if Applicable)

|( | | )| | | | | | | |
Registered Representative Fax Number

High               Mid                    Level
________________________________________________
          Circle One (Premier Only)

DO YOU HAVE ANY REASON TO BELIEVE THAT THE CONTRACT APPLIED FOR IS TO REPLACE
ANY ANNUITY CONTRACT OR LIFE POLICY? [ ] YES    [ ] NO

APP00500                           4

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                                 P.O. BOX 9051
                           CLEARWATER, FLORIDA 33758

                                 FRAUD WARNING

 The following states require that contract owners acknowledge a fraud warning statement. Please refer to the fraud warning statement for your state as indicated below.

For applicants in ARKANSAS/LOUISIANA

                  Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

_____________________       ____________________________________       ________
Owner Signature             Joint Owner Signature (if applicable)      Date

For applicants in COLORADO

                  It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.


_____________________       ____________________________________       ________
Owner Signature             Joint Owner Signature (if applicable)      Date


For applicants in DISTRICT OF COLUMBIA

                  It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits.

_____________________       ____________________________________       ________
Owner Signature             Joint Owner Signature (if applicable)      Date


For applicants in FLORIDA

                  Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony in the third degree.

_____________________       ____________________________________       ________
Owner Signature             Joint Owner Signature (if applicable)      Date

For applicants in KENTUCKY, OHIO and PENNSYLVANIA

                  Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or a statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

_____________________       ____________________________________       ________
Owner Signature             Joint Owner Signature (if applicable)      Date

For applicants in NEW JERSEY

                  Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

_____________________       ____________________________________       ________
Owner Signature             Joint Owner Signature (if applicable)      Date

For applicants in NEW MEXICO

                  Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and criminal penalties.

_____________________       ____________________________________       ________
Owner Signature             Joint Owner Signature (if applicable)      Date

For applicants in OKLAHOMA

                  Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

_____________________       ____________________________________       ________
Owner Signature             Joint Owner Signature (if applicable)      Date

For applicants in VIRGINIA, MAINE and TENNESSEE

                  It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits.

_____________________       ____________________________________       ________
Owner Signature             Joint Owner Signature (if applicable)      Date


APP00500                               5

ASSET ALLOCATION OPTIONS              [WRL LOGO]
                                      Western Reserve Life Assurance Co. of Ohio
                                      P.O. Box 9051
                                      Clearwater, FL 33758

PAYMENT                                                     AUTOMATIC                     DOLLAR COST AVERAGING
ALLOCATION                                                  PARTIAL        ASSET          TRANSFER      TRANSFER
PERCENTAGE    SUBACCOUNT                                    SURRENDERS     REBALANCING      FROM:          TO:
         %    WRL AEGON Bond                                $                        %      $             $
         %    WRL Aggressive Asset Allocation               $                        %                    $
         %    WRL Alger Aggressive Growth                   $                        %                    $
         %    WRL American Century International            $                        %                    $
         %    WRL Capital Guardian U.S. Equity              $                        %                    $
         %    WRL Capital Guardian Value                    $                        %                    $
         %    WRL Clarion Real Estate Securities            $                        %                    $
         %    WRL Conservative Asset Allocation             $                        %                    $
         %    WRL Dreyfus Mid Cap                           $                        %                    $
         %    WRL Federated Growth & Income                 $                        %                    $
         %    Fidelity VIP Equity-Income Portfolio -
              Service Class 2                               $                        %                    $
         %    Fidelity VIP Contrafund(R) Portfolio -
              Service Class 2                               $                        %                    $
         %    Fidelity VIP Growth Opportunities
              Portfolio - Service Class 2                   $                        %                    $
         %    WRL Gabelli Global Growth                     $                        %                    $
         %    WRL GE U.S. Equity                            $                        %                    $
         %    WRL Goldman Sachs Growth                      $                        %                    $
         %    WRL Great Companies - America(SM)             $                        %                    $
         %    WRL Great Companies - Global(2)               $                        %                    $
         %    WRL Great Companies - Technology(SM)          $                        %                    $
         %    WRL J.P. Morgan Enhanced Index                $                        %                    $
         %    WRL Janus Balanced                            $                        %                    $
         %    WRL Janus Growth                              $                        %                    $
         %    WRL LKCM Capital Growth                       $                        %                    $
         %    WRL LKCM Strategic Total Return               $                        %                    $
         %    WRL Moderate Asset Allocation                 $                        %                    $
         %    WRL Moderately Aggressive Asset Allocation    $                        %                    $
         %    WRL Munder Net50                              $                        %                    $
         %    WRL PBHG Mid Cap Growth                       $                        %                    $
         %    WRL PBHG/NWQ Value Select                     $                        %                    $
         %    WRL PIMCO Total Return                        $                        %                    $
         %    WRL Salomon All Cap                           $                        %                    $
         %    WRL T. Rowe Price Dividend Growth             $                        %                    $
         %    WRL T. Rowe Price Small Cap                   $                        %                    $
         %    WRL Third Avenue Value                        $                        %                    $
         %    WRL Transamerica Convertible Securities       $                        %                    $
         %    WRL Transamerica Equity                       $                        %                    $
         %    WRL Transamerica Growth Opportunities         $                        %                    $
         %    WRL Transamerica Money Market                 $                        %      $             $
         %    WRL Transamerica U.S. Government Securities   $                        %                    $
         %    WRL Transamerica Value Balanced               $                        %                    $
         %    WRL Value Line Aggressive Growth              $                        %                    $
         %    WRL Van Kampen Emerging Growth                $                        %                    $
         %    Fixed Account                                 N/A                      N/A    $             $

Note: All percentages MUST add to a total of 100%


----------------------------------------------------------------------------------------------------------------
Signed in (State)        Date Signed        Signature of Contract Owner         Signature of Joint Owner (Spouse)

APPSUPPA